EXHIBIT 10(b)
                                                                   -------------



                               HARSCO FINANCE B.V.
                                     Issuer

                               HARSCO CORPORATION
                                    Guarantor




                                ING BELGIUM SA/NV
                                     Dealer







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                                DEALER AGREEMENT

                               SEPTEMBER 24, 2003


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                          PROGRAMME OF EUR 100,000,000
                          DEMATERIALISED TREASURY NOTES

                                DEALER AGREEMENT


Dated as of September ____, 2003


BETWEEN

(a) Harsco Finance B.V., a limited company validly existing under Dutch Law, having its registered office at Wenckbachstraat 1, NL-1951JZ Velsen Noord, The Netherlands, represented by Mr
     .........................................., acting in his capacity of
     .......................................... and Mr
     .........................................., acting in his capacity of
     .......................................... (the "ISSUER");

and



(b) HARSCO Corporation, a company validly existing under Delaware law, having its registered office at c/o Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, U.S.A., represented by Mr .........................................., acting in his capacity of
     .......................................... and Mr
     .........................................., acting in his capacity of
     .......................................... (the "GUARANTOR");

                                                                ON THE ONE HAND,


AND

(c) ING Belgium SA/NV, a credit institution validly existing under the laws of the Kingdom of Belgium, having its registered office at Avenue Marnixlaan 24, B-1000 Brussels, Belgium, registered with the Commercial Register of Brussels under nr. 77.186, represented by Mr Francois De Witte, acting in his capacity of Vice-President and Mr Bertrand Soenen, acting in his capacity of Head of Securities Transaction Management (the "ARRANGER" or the "DEALER");

                                                              ON THE OTHER HAND,


FOR THE PURPOSE OF THIS DEALER AGREEMENT, ALL CAPITALISED TERMS USED HEREIN SHALL, UNLESS DEFINED OR SPECIFIED OTHERWISE OR WHERE THE CONTEXT REQUIRES OTHERWISE, HAVE THE RESPECTIVE MEANINGS GIVEN THERETO IN THE INFORMATION MEMORANDUM RELATED TO THE EUR 100,000,000 PROGRAMME FOR THE ISSUE OF
DEMATERIALISED TREASURY NOTES BY THE ISSUER DATED SEPTEMBER ......., 2003 (THE
"PROGRAMME") (THE "INFORMATION MEMORANDUM").


WHEREAS,

The Issuer, pursuant to a decision of its Board of Directors dated July 24, 2003, has established the EUR 100,000,000 Programme for the issue of Treasury Notes denominated in Euro or in any other Foreign Currency, subject to the Terms and Conditions of the Treasury Notes and according to the Law of July 22, 1991, as amended from time to time and the Royal Decree of October 14, 1991, as amended from time to time;

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

WHEREAS,

the Issuer has appointed ING Belgium SA/NV, which has accepted, to act as Domiciliary Agent pursuant to the Domiciliary Agency Agreement dated September
...... , 2003;

WHEREAS,

the Treasury Notes will be unconditionally and irrevocably guaranteed by Harsco Corporation as to all payments due under the Programme, pursuant to a guarantee signed on September ....., 2003 (the "GUARANTEE");

WHEREAS,

the Issuer, the Domiciliary Agent and BNB/NBB will execute the Clearing Agreement in relation to the clearing of the Treasury Notes to be issued by the Issuer;


THE PARTIES HERETO AGREE AS FOLLOWS:


1.   APPOINTMENT OF THE ARRANGER
--------------------------------------------------------------------------------

The Issuer hereby appoints ING Belgium SA/NV as arranger of the Programme.

The Arranger will be responsible for the preparation of this Agreement and the Domiciliary Agency Agreement and will submit the Programme to the Clearer for acceptance in the Clearing System.

The Arranger shall inform the Issuer of its obligations under laws and regulations applicable to the Programme and shall assist the Issuer in complying with such obligations.

2.   APPOINTMENT OF THE DEALER
--------------------------------------------------------------------------------

The Issuer hereby appoints ING Belgium SA/NV to act for it as dealer for the sale and purchase of the Treasury Notes and the Dealer hereby accepts such appointment upon the terms of this Agreement.

3.   GENERAL
--------------------------------------------------------------------------------

Subject to the terms hereof, the Issuer may from time to time issue Treasury Notes for placement by the Dealer upon such conditions as the Issuer and the Dealer may agree. For the avoidance of doubt, the Dealer shall act on a best effort basis and without commitment to underwrite any issue of Treasury Notes.

4.   ISSUE PROCEDURE
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a)   The Issuer may from time to time ask the Dealer to bid for Treasury Notes and the Dealer may from time to time bid for Treasury Notes, provided that the Issuer shall have no obligation to sell Treasury Notes to the Dealer, except as and when agreed, and the Dealer shall have no obligation to purchase Treasury Notes from the Issuer, except as and when agreed.

b) If the Dealer makes a bid that is accepted by the Issuer and subsequently confirmed by the Dealer, the Dealer shall send as soon as possible by facsimile an Issuer Confirmation Form to the Issuer and an Investor Confirmation Form to the investors Each confirmation form shall incorporate by reference the Terms and Conditions of the Treasury Notes.

c) If the Dealer makes a bid that is accepted by the Issuer and subsequently confirmed by the Dealer pursuant to (b) above, then the Issuer will be obliged to issue and the Dealer will be obliged to purchase the Treasury

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

     Notes and the Issuer shall cause such Notes to be issued and delivered in accordance with the terms of the Domiciliary Agency Agreement.

d) The Issuer acknowledges that the Dealer may resell Treasury Notes purchased by it, in accordance with and subject to Clause 8 (SELLING RESTRICTIONS) below.

e) Whenever the Issuer wishes to issue Notes, any of its authorised officers shall contact the Dealer directly by telephone at the latest on the Business Day which is two business days prior to the Settlement Date for Treasury Notes with a maturity up to one year and three Business Days prior to the Issue Date for Treasury Notes with a maturity of over one year, to indicate the Tenor(s), the currency, the amount(s) if requests and the Settlement Date, if possible together with the financial terms and conditions.

f)   The Dealer shall identify potential investors and invite them:

     - to bid for the purchase of the Treasury Notes up to the amount and for the period requested by the Issuer; or

     - to purchase the Treasury Notes at the financial conditions and following the terms fixed by the Issuer.

g)   As soon as possible but in any event on or before 12.00 a.m. (Brussels time) on the Trade Date, the Dealer shall inform the Issuer of the result of its placing effort or of the financial conditions at which it would be possible to raise all or part of the requested amounts. In the latter case, the Dealer shall immediately inform the investor(s) of the acceptance or refusal of its (their) bid.

h)   The Dealer shall:

     -    request the ISIN code from the Domiciliary Agent;

     - give to the Domiciliary Agent at the latest on the Trade Date or such later time or date as may subsequently be agreed between the Dealer and the Domiciliary Agent, details of the Treasury Notes to be issued;

     - send by facsimile transmission to the Issuer the Issuer Confirmation Form and to the investor an Investor Confirmation Form indicating the terms of the transaction.

     The transaction shall be executed according to the terms of the Issuer Confirmation Form, unless the Issuer contacts the Dealer, at the latest at
     4.00 p.m. (Brussels time) on the second Business Day preceding the Issue Date, to indicate any error or discrepancy.

     If at any time, an investor looking for Treasury Notes of the Issuer takes the initiative to approach the Dealer, the Dealer shall inform the Issuer of such demand. The Issuer shall have the right but not the obligation to issue Treasury Notes.


5.   REPRESENTATIONS AND WARRANTIES
--------------------------------------------------------------------------------

The Issuer and the Guarantor represent and warrant to the Dealer at the date of this agreement and each date upon which Treasury Notes are, or are to be, issued that:

(a) each of the establishment of the Programme and the execution, delivery and performance by the Issuer and/or the Guarantor of this Agreement, the Domiciliary Agency Agreement, the Clearing Agreement and the Treasury Notes; the entering into and performance by the Issuer and/or the Guarantor of this Agreement, the Domiciliary Agency Agreement, the Clearing Agreement; and the issue and sale of the Treasury Notes by the Issuer under the Agreements, has been duly authorised by all necessary action and the same constitute, or, in the case of Treasury Notes, will, constitute legal, valid and binding obligations of the Issuer and/or the Guarantor enforceable against it in accordance with their respective terms (subject to insolvency laws and moratorium laws relating to the rights of creditors generally); and this Agreement, the Domiciliary Agency Agreement, the Clearing Agreement will not conflict with or constitute a breach of, or a default under any material indenture, agreement or other instrument to which the Issuer and/or the Guarantor is a party or by which they are bound, or any law, administrative regulation or court decree applicable to it;

(b) the obligations of the Issuer and/or Guarantor under each of this Agreement, the Domiciliary Agency Agreement, the Clearing Agreement and the Treasury Notes will rank (other than in the case of obligations preferred by mandatory provisions of law) at least PARI PASSU with all other present and future unsecured indebtedness of the Issuer;

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

(c) the Issuer is duly incorporated and validly existing under the laws of the Netherlands, with full power and authority to conduct its business and to execute, deliver and comply with the provisions of this Agreement, the Domiciliary Agency Agreement and the Clearing Agreement; the Guarantor is duly incorporated and validly ecisting under Delaware law, with full power and authority to conduct its business and to execute, deliver and comply with the provisions of this Agreement, the Guarantee, the Domiciliary Agency Agreement and the Clearing Agreement and:

     - the establishment of the Programme, the execution, delivery and performance by the Issuer of the Agreements and the Treasury Notes;

     - the entering into and performance by the Issuer of any agreement for the sale of Treasury Notes reached; and

     - the issue and sale of the Treasury Notes by the Issuer under the Agreements,

     will not infringe any of the provisions of the Issuer's Articles of Association ("STATUTS/STATUTEN");

(d) the audited financial statements and any interim financial statements (audited or unaudited) published subsequently thereto and incorporated by reference in the Information Memorandum present fairly and accurately the financial position of the Issuer and its subsidiaries and of the Guarantor as of the respective dates of such statements and the results of operations of the Issuer and its subsidiaries and of the Guarantor for the periods they cover or to which they relate and such financial statements have been prepared in accordance with the relevant Belgian laws and with generally accepted accounting principles in the Netherlands applied on a consistent basis throughout the periods involved (unless and to the extent otherwise stated therein);

(e) since the date of the most recent audited financial statements supplied to the Dealer and, in relation to any date on which this warranty falls to be made after the date hereof, save as otherwise disclosed by any disclosure document subsequently delivered by the Issuer and/or the Guarantor to the Dealer there has been no material adverse change in the business, financial or other condition of the Issuer and/or the Guarantor or their subsidiaries, holding companies or affiliates, which would have a material adverse effect upon its ability to perform its obligations under the Agreements.

(f) no Event of Default, as defined under the Terms and Conditions, has occurred and is continuing at the time of execution of this Dealer Agreement or at the time of issue of any Treasury Note;

(g) the outstanding principal amount of all Treasury Notes on the date of issue of any Treasury Note does not exceed the maximum amount set out in the Programme;

(h) the Issuer and the Guarantor comply with the financial requirements as set out in article 13 of the Royal Decree;

(i) neither the Issuer, nor any of its respective affiliates (as defined in Rule 405 under the Securities Act), nor any person acting on its behalf has engaged or will engage in any "directed selling efforts" (as defined in Regulation S) with respect to the Treasury Notes;

(j)  the Issuer:

     (1)  is a "foreign issuer" (as such term is defined in Regulation S); and

     (2) reasonably believes that there is no "substantial U.S. market interest" (as such term is defined in Regulation S) in the Issuer's debt securities

The agreement of the Dealer to place the Treasury Notes is entered into on the basis of the aforesaid representations and warranties. Such representations and warranties are deemed to be repeated on the Trade Date of each issue of Treasury Notes.

6.   COVENANTS AND AGREEMENTS
--------------------------------------------------------------------------------

It is agreed that:

(a) the Issuer and the Guarantor shall promptly inform the Dealer of any new material fact, event or circumstance with regard to themselves that could influence the opinion of the holders of or potential investors in the Treasury Notes. ING needs this information to comply with its obligations to duly inform its potential investors of the financial position of the Issuer and/or the Guarantor;

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

(b) the Issuer and the Guarantor will comply with the relevant rules, regulations and requirements of any authority in order to respect any regulation applicable to the issue of Treasury Notes and, in particular, that they will prepare and up-date the Information Memorandum and any other report, schedule or any other document which would be required by the Law or the Royal Decree;

(c)  the Issuer undertakes to respect the maximum amount of the Programme;

(d) neither the Issuer nor the Guarantor nor any of its respective affiliates (as defined in Rule 405 under the Securities Act), nor any person acting on its behalf have engaged or will engage in any directed selling efforts (as defined in Regulation S under the Securities Act) with respect to the Treasury Notes.

The Dealer covenants and agrees the following:

(a) the Dealer warrants, represents and agrees to indemnify and hold harmless the Issuer and the Guarantor for and against any and all losses, claims, damages, liabilities, expenses, actions and demands to which the Issuer and the Guarantor may become subject under the law of any jurisdiction or which may be made against them directly arising out of or directly in connection with the breach by the Dealer or by its agents or persons acting on its behalf of any of the terms and conditions of this Agreement (including for the avoidance of doubt, the Selling Restrictions set out in Clause 8);

(b) the Dealer represents and warrants to the Issuer at the date of the Dealer Agreement and at each Issue Date that all consents, authorisations, licences or approvals of and registrations and filings with any Belgian governmental or regulatory authority required in connection with the issue by the Issuer of Treasury Notes under the Dealer Agreement and the performance of the Dealer's obligations under the Dealer Agreement, any other related Agreements and the Information Memorandum have been obtained.

7.   DISTRIBUTION OF DOCUMENTS
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The Dealer shall make the Information Memorandum, together with any additional documents, as well as any supplements and updates thereto as well as the relevant Investor Confirmation Form, available to and upon simple request from any investor, Treasury Noteholder or his Custodian.

The Dealer has not been authorised to give any information or to make any representation, warranty or undertaking other than as contained in the Information Memorandum or in the documents specifically referred to therein.

8.   SELLING RESTRICTIONS
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No action has been or will be taken by the Dealer that would permit the offer or sale of the Treasury Notes or possession or distribution, or any offering material relating to the Treasury Notes in any jurisdiction where action for such purpose is required, or where such offering or sale would constitute a public offering.

Accordingly, the Dealer warrants, represents and agrees that it will comply with all applicable laws and regulations in force in any jurisdiction in or from which they may purchase, sell, or offer the Treasury Notes or have in its possession or distribute any offering material relating to the Treasury Notes, in all cases at its own expense, subject always to the generality of paragraph 1 of this Clause 8.

Without prejudice to the generality of the provisions above, the Dealer shall comply with the restrictions mentioned below:

Belgium
-------
In Belgium, there are no restrictions in respect of the purchase and transfer of the Treasury Notes other than (i) that the Treasury Notes are to be kept at all times on a securities account with a Custodian, and (ii) no issuance or transfer of Treasury Notes may result in any investor holding Treasury Notes for an amount of less than EUR 250,000 (or the equivalent thereof in another currency).

France
------
The Issuer and the Dealer have acknowledged that, and each further dealer appointed under the Programme will be required to acknowledge that, in connection with their initial distribution, they have not offered or sold, and will not offer or sell, directly or indirectly, Treasury Notes to the public in France and has not distributed or caused to be distributed to the public in France, the Information Memorandum or any other offering material relating to the Treasury Notes and that such offers, sales and distributions have been and will only be made in France to qualified investors (INVESTISSEURS QUALIFIES) with Article L. 411-1 ET SEQ of the French CODE MONETAIRE ET FINANCIER and DECRET n(degree) 98-880 dated October 1, 1998.

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

The Netherlands
---------------
The Issuer and the Dealer have acknowledged that the Treasury Notes may only be offered in the Netherlands if each individual Treasury Note has a denomination of at least EUR 45,378.02 (or its equivalent in another Foreign Currency).

In addition, Zero-Coupon Treasury Notes and other notes which qualify as savings certificates as defined in the Savings Certificates Act (WET INZAKE SPAARBEWIJZEN) may only be transferred or accepted through the mediation of either the Issuer or an admitted institution of Euronext Amsterdam N.V. with due observance of the Savings Certificates Act and its implementing regulations (including registration requirements), provided that no mediation is required in respect of (i) the initial issue of those Notes to the first holders thereof,
(ii) any transfer and delivery by individuals who do not act in the conduct of a profession or trade, and (iii) the issue and trading of those Notes, if they are physically issued outside the Netherlands and are not distributed in the Netherlands in the course of primary trading or immediately thereafter.

United Kingdom
--------------
The Dealer represents, warrants and agrees that:

(a) in relation to Treasury Notes which have a maturity of one year or more, it has not offered or sold and, prior to the expiry of a period of six months from the Issue Date of such Treasury Notes, will not offer or sell any such Treasury Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;

(b) in relation to any Treasury Notes which must be redeemed before the first anniversary of the date of their issue, (a) it is a person whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business and
     (b) it has not offered or sold and will not offer or sell any Treasury Notes other than to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or who it is reasonable to expect will acquire, hold, manage or dispose of investments (as principal or agent) for the purposes of their businesses where the issue of the Treasury Notes would otherwise constitute a contravention of Section 19 of the Financial Services and Markets Act 2000 (the "FSMA") by the Issuer;

(c) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of any Treasury Notes in circumstances in which Section 21(1) of the FSMA does not apply to the Issuer; and

(d) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by them in relation to such Treasury Notes in, from or otherwise involving the United Kingdom.

In respect of any tranche of Treasury Notes which must be redeemed before the first anniversary of the date of its issue, the Issuer will issue such Treasury Notes only if the following conditions apply (or the Treasury Notes can otherwise be issued without contravention of Section 19 of the FSMA):

     (i) the Dealer represents, warrants and agrees in the terms set out hereabove; and
     (ii) the redemption value of each such Treasury Note is not less than (pound)100,000 (or an amount of equivalent value denominated wholly or partly in a currency other than sterling), and no part of any Treasury Note may be transferred unless the redemption value of that part is not less than (pound)100,000 (or such an equivalent amount).


United States of America
------------------------
The Treasury Notes have not been and will not be registered under the U.S. Securities Act of 1933 (the "SECURITIES ACT") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act ("REGULATION S") or pursuant to an exemption from the registration requirements of the Securities Act. The Dealer represents that it has offered and sold, and agrees that it will offer and sell, Treasury Notes of any series (i) as part of their distribution at any time and (ii) otherwise until 40 days after the completion of the distribution of an identifiable tranche of which such Treasury Notes are a part, as determined and certified to the principal paying agent by the Dealer (or in the case of a sale of an identifiable tranche of Treasury Notes to or through more than one dealer, by such dealers with respect to the Treasury Notes of an identifiable tranche purchased by or through it, in which case the principal

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

paying agent shall notify each dealer when all such dealers have so certified), only in accordance with Rule 903 of Regulation S. Accordingly, neither it, its affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts with respect to the Treasury Notes, and it and they have complied and will comply with the offering restrictions requirement of Regulation S. The Dealer and its affiliates also agree that, at or prior to confirmation of sale of Treasury Notes, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Treasury Notes from it during the distribution compliance period a confirmation or notice to substantially the following effect:

     "THE SECURITIES COVERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (I) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (II) OTHERWISE UNTIL 40 DAYS AFTER THE COMPLETION OF THE DISTRIBUTION OF AN IDENTIFIABLE TRANCHE OF WHICH SUCH TREASURY NOTES ARE A PART, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT."

Terms used in this paragraph have the meanings given to them by Regulation S.



9.   CONDITIONS PRECEDENT
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The obligations of the Dealer are subject to the following conditions precedent:

(a)  First issue

     1. the Information Memorandum and the Agreements related thereto shall have been duly executed by the parties thereto;

     2. the Dealer shall have received certified copies of the Board Resolution of the Issuer approving the Programme for the issue of Treasury Notes and authorising its appropriate officers to execute the Information Memorandum and all other agreements related thereto;

     3. the Dealer shall have received an authorised signatory list of persons entitled to give instructions or take decisions on behalf of the Issuer and the Guarantor together with a list of their specimen signatures.

(b)  Each issue

     1. the Issuer's and Guarantor's representations and warranties as set out in Clause 8 of the Dealer Agreement are true and correct in all material respects on the proposed Settlement Date with respect to the facts and circumstances existing at each such date;

     2. no event of default as set out in Clause 13 of the Terms and Conditions of the Treasury Notes has occurred and is continuing; and

     3. the total amount of outstanding Treasury Notes on the proposed Settlement Date does not exceed the maximum amount of the Programme.

10.  TERMINATION AND WITHDRAWAL
--------------------------------------------------------------------------------

At any time:

(a) the Dealer may withdraw from the Programme by giving 30 days prior written notice thereof by telefax to the Issuer and to the Domiciliary Agent.

(b) the Issuer and/or the Guarantor on the other hand may terminate the Programme by giving 30 days prior written notice thereof by telefax to the other party to this Programme.

It is understood that such termination notice shall not affect or alter the obligations of any party hereunder in respect of any Treasury Note outstanding at the time of the giving of such notice and for as long such Treasury Notes remain outstanding.

11.  INDEMNITY
--------------------------------------------------------------------------------

The Issuer or, as the case may be, the Guarantor, will on written demand indemnify the Dealer against any cost, loss, expense or liability (including without limitation reasonable legal fees) sustained or incurred by the Dealer as a result of

(a) the Issuer's and Guarantor's failure to make due payment under the Treasury Notes;

(b) any inaccuracy in the material representations or any breach of the Issuer's or the Guarantor's warranties, agreements or obligations under the Dealer Agreement, the Guarantee, the Programme or any other connected agreements.

The Dealer cannot be held responsible for any untrue material statement or omission with regard to the information relating to the Issuer and provided by the Issuer. The Issuer and the Guarantor shall indemnify and hold harmless the Dealer against any cost, loss or liability arising out of or based upon any untrue material statement relating to the Issuer and/or the Guarantor and furnished by the Issuer and/or the Guarantor, contained in the Information Memorandum or arising out of omission relating to the Issuer that could materially alter the content of the Information Memorandum.

The Dealer will on demand indemnify the Issuer and the Guarantor against any cost, loss or liability sustained or incurred by the Issuer and the Guarantor as a result of the Dealer's failure to comply with its obligations under this Agreement or any other related Agreement.



12.  REPRESENTATIONS AND COVENANT OF THE DEALER
--------------------------------------------------------------------------------

The Dealer declares that it is aware of section 17 of Chapter II of the Information Memorandum ("SECONDARY MARKET") and represents to and agrees with the Issuer that, in the event any holder wishes to sell any Treasury Notes, the Dealer shall - on a best effort basis - seek a buyer, without making any commitment to purchase such Treasury Notes.

13.  NOTICES
--------------------------------------------------------------------------------

Any notice or approval pursuant to this Dealer Agreement shall be given by registered mail, by telephone or by facsimile.

A notice shall be deemed received (if by registered mail) when delivered, (if by telephone) when made and (if by facsimile) when dispatched. Any notice by telephone or facsimile shall be promptly confirmed by registered mail.

If any notice is given to the Issuer, to:

                               HARSCO FINANCE B.V.
                             Att. Stephanie Lubbers
                                    PO Box 83
                                1970 AB IJmuiden
                                 The Netherlands
                              Tel. +31 251 26 25 25
                              Fax +31 251 22 83 12

If any notice is given to the Guarantor, to:

                               HARSCO CORPORATION
                               Att. Sal Fazzolari
                             350 Poplar Church Road
                                    Camp Hill
                                    PA 17001
                                      U.S.A
                               Tel. +1717 763 6402
                               Fax +1717 763 6421





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

If any notice is given to the Dealer, to:

                                ING BELGIUM SA/NV
                         Att. Financial Markets Support
                              Avenue Marnixlaan 24
                                 B-1000 Brussels
                                     Belgium

     Mr Marc Vankeirsbilck:        Tel. +32 2 5571 631
     Mrs. Martine De Brucker:      Tel. +32 2 5571 632    Fax: 32 (0)2/557.19.59
     Mrs. Martine Smets:           Tel. +32 2 5571 633


If the Dealer shall receive any notice or demand addressed to the Issuer by any Treasury Noteholder, the Dealer shall promptly forward such notice or demand to the Issuer. The Dealer will give notice to any Treasury Noteholder to the extent required by the Terms and Conditions, pursuant to written instructions of the Issuer.

14.  APPLICABLE LAW AND JURISDICTION
--------------------------------------------------------------------------------

This Dealer Agreement shall be governed by and construed in accordance with the laws of the Kingdom of Belgium and any dispute in relation therewith will be subject to the jurisdiction of the courts of Brussels, Belgium.













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

The present Dealer Agreement is executed in 3 original copies, of which each party hereto acknowledges having received one.

FOR THE ISSUER

Harsco Finance B.V.

By: /s/ Salvatore D. Fazzolari                    By: /s/ Warren A. Weisel




Name: Mr S. D. Fazzolari                          Name: Mr W. A. Weisel
Title: Managing Director                          Title: Managing Director


FOR THE GUARANTOR

Harsco Corporation

By: /s/ Salvatore D. Fazzolari                    By:




Name: Mr S. D. Fazzolari                          Name: Mr
Title: Senior Vice President, Chief
       Financial Officer & Treasurer              Title:



FOR THE ARRANGER AND DEALER

ING Belgium SA/NV

By: /s/ Bertrand Soenen                           By: /s/ Francois DeWitte




Name:  Mr Bertrand Soenen                         Name: Mr Francois De Witte
Title:  Head of Securities Transaction            Title: Head of International
        Management                                Cash Management Sales and
                                                  CP/MTN Origination



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